No. 1
   ---


           VOID AFTER 5:00 P.M., Los Angeles Time, on August 27, 1996

                       CERTIFICATE EVIDENCING 50 WARRANTS


             (One Warrant is required for the Purchase of one share
            of Common Stock, subject to adjustment as provided below)

                        WARRANTS TO PURCHASE COMMON STOCK

                                       OF

                              OSP PUBLISHING, INC.


          This is to certify that, FOR VALUE RECEIVED, Sutro & Co. Incorporated (the "Warrantholder"), is entitled to purchase, subject to the provisions herein set forth, at any time during the period from August 28, 1989 (the "Commencement Date") to 5:00 P.M., Los Angeles Time, on AUGUST 27, 1996, at THE PRICE OF $50 PER SHARE, as adjusted from time to time pursuant to the provisions set forth in this Certificate (the "Purchase Price"), such number of shares of fully paid and non-assessable Common Stock, without par value ("Common Stock"), of OSP Publishing, Inc., a California corporation (the "Company"), as shall equal the number of warrants evidenced by this Certificate (the "Warrants"). Shares of Common Stock purchasable upon exercise of the Warrants are herein called the "Warrant Stock." This Certificate is also subject to the following terms and conditions:

          1.   EXERCISE OF WARRANTS

          Subject to the terms and conditions of this Certificate, the Warrants are exercisable in whole or in part at any time and from time to time on or after the Commencement Date and before 5:00 P.M., Los Angeles Time, on
August 27, 1996, or if either such day is a day on which Federal or state chartered banking institutions located in the Sate of California are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender of this Certificate to the Company at its principal office, or such other office or agency as the Company may from time to time designate in writing to the Warrantholder, with the form of Election to Purchase (the "Election to Purchase") annexed to this Certificate duly completed and executed and accompanied by payment, in cash or certified or official bank check payable to the order of the Company, for the Purchase Price for the number of shares of Common Stock to be purchased on such exercise. If less than all the Warrants are exercised, the Company shall, upon presentation of this Certificate, execute and deliver to the registered owner hereof a new Certificate, dated the date hereof, evidencing the Warrants not so exercised.

          Except as provided in the immediately next succeeding paragraph, neither the Warrantholder nor its transferees shall exercise any of the Warrants represented hereby during the first 48 months following the Commencement Date.

          Notwithstanding any other provision hereof, the WARRANTS SHALL BECOME IMMEDIATELY EXERCISABLE IN THE EVENT THE COMPANY ENTERS INTO ANY AGREEMENT TO
(a) consolidate or MERGE, with or into another corporation which would result in the Company not being the surviving entity, (b) sell all or substantially all of the assets of the Company, or (c) complete a QUALIFIED REGISTRATION (as defined herein). The Company shall notify THE WARRANTHOLDER PROMPTLY UPON ENTERING INTO ANY SUCH AGREEMENT.

          Upon receipt by the Company at its office of the Election to Purchase in proper form accompanied by payment as herein provided, the Warrantholder shall be deemed to be the holder of record of the shares of Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Warrant Stock shall not then be actually delivered to the Warrantholder.

          Each certificate for Warrant Stock issued hereunder shall bear a legend reading substantially as follows (unless the Company receives an opinion of counsel satisfactory to it that such a legend is not required in order to assure compliance with the Securities Act of 1933, as amended (the "Act")):

          The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"). Any transfer of such securities will be invalid unless a Registration Statement under the Act is in effect as to such transfer or, in an opinion of counsel satisfactory to the Company, such registration is unnecessary in order for such transfer to comply with the Act.

          In addition each certificate for Warrant Stock issued hereunder shall bear any legend required by applicable state securities laws or as required based on advice of the Company's counsel.

          2.   RESERVATION OF SHARES

          The Company agrees that shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants, as the same may be adjusted as herein provided, shall at all times be authorized and reserved for issuance upon exercise.

          3.   REGISTRATION RIGHTS

               3.1 PIGGYBACK REGISTRATIONS. If at any time the Company proposes to register or qualify its securities (a "Qualified Registration") under the Act (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Securities and Exchange Commission ("SEC") Rule 145 transaction) it shall, at least 30 days prior to such filing, give written notice of such proposed filing to the Warrantholder(s) and to each owner of Warrant Stock, at its or their address appearing on the records of the Company, and shall offer to include in such filing any proposed disposition of Warrant Stock, upon receipt by the Company, not less than ten days prior to the proposed filing date, of a request with respect to such proposed disposition. Promptly after the registration statement becomes effective, the Company at its expense will supply the owners of the Warrant Stock who are participating in such offering with copies of the prospectus contained in the registration statement in such quantities as may be reasonably necessary for the purpose of the proposed disposition.

               3.2 BLUE SKY. In connection with any registration requested by the Warrantholder(s) and/or any owner of Warrant Stock under Section 3.1 above, the Company agrees to register, qualify or take whatever other steps are necessary to comply with applicable securities and Blue Sky laws of a reasonable number of jurisdictions.

               3.3 EXPENSES. The Company shall bear all costs and expenses incident to any such registration, except that the

Warrantholder shall pay any and all brokerage fees incident to the sale of the common stock sold by such Warrantholder, and shall pay fees and expenses of any attorneys retained by the Warrantholder.

               3.4 UNDERWRITING AGREEMENT. In the event any Qualified Registration referred to in Section 3.1 above is underwritten, then the Warrantholder and/or each Warrant Stock owner shall join in the underwriting agreement (including any requirement to pay underwriter's discount points) as a condition to registration of any such Warrant Stock. Additionally, in any underwritten Qualified Registration, if the managing underwriter thereto determines and advises the Company in writing that the inclusion of all or a portion of the Warrant Stock originally included in a request for registration would interfere with the successful marketing of previously authorized but unissued securities, then the Warrant Stock shall be excluded from the offering or the number of shares of the Warrant Stock otherwise to be included in the underwritten public offering shall be reduced pro rata among the holders of the Warrant Stock and the other holders of the Company's Common Stock having registration rights and requesting registration at such time.

               3.5 FORM S-3 REGISTRATION RIGHTS. If at any time that the Company is permitted to use a Form S-3 registration statement in connection with any secondary offering, the Company receives written notice from the Warrantholder(s) or any owners of the Warrant Stock requesting that the Company file an S-3 registration statement under the Act, respecting a public offering by such Warrantholder(s) and/or owners of the Warrant Stock, the Company, to the extent it is permitted to use a Form S-3 registration statement, shall use its best efforts to register said Warrantholder(s) common stock. All fees, disbursements and out-of-pocket expenses incurred in connection with any filing under this section, including but not limited to the fees and disbursements of counsel for the Warrantholder(s) and/or owners of warrant stock, shall be borne by the Warrantholders.

          4.   INDEMNIFICATION.

               4.1 INDEMNIFICATION BY COMPANY. In the event of any registration statement with respect to any Warrant Stock, the Company will indemnify and hold harmless any Warrantholder and/or owner whose Warrant Stock is being so registered, and each person, if any, who controls such Warrantholder and/or owner within the meaning of the Act (in any case, the "indemnified party"), against any losses, claims, damages or liabilities, joint or several, to which the indemnified party may be subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, preliminary prospectus or final prospectus, offering circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the Company will not be liable in any such case to any indemnified party to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus, or in any offering circular, or any amendment or supplement, in reliance upon and in conformity with written information furnished by such indemnified party for use in the preparation thereof; and, PROVIDED, FURTHER, that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

          The Company further agrees that if the foregoing provision is held to be unenforceable, any indemnified party may recover contribution from the Company in an amount which when added to such contribution as the indemnified party has theretofore received or concurrently receives from officers and directors of the Company or controlling persons of the Company, will reimburse the indemnified party for all of such losses, claims, damages or liabilities and such legal or other expenses, and provided further that if the full amount of the contribution specified in this Section 4.1 is not permitted by law, then the indemnified party shall be entitled to contribution from the Company and its officers, directors and controlling persons to the full extent permitted by law.

               4.2 INDEMNIFICATION BY WARRANTHOLDER. The Warrantholder, any transferee of the Warrantholder and each owner of Warrant Stock who is participating in a registration of the Warrant Stock will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any such registration statement, and each person, if any, who controls the Company within the meaning of the Act (in any case, the "indemnified party"), against any losses, claims, damages or liabilities to which the indemnified party may become subject under the Act, or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, preliminary prospectus or prospectus offering circular, or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or prospectus, offering circular, or amendment or supplement, in reliance upon and in conformity with written information furnished by the Warrantholder and/or each owner of Warrant Stock, as the case may be, for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, PROVIDED, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the consent of the holder, which consent shall not be unreasonably withheld.

          If the foregoing provision is held to be unenforceable, any indemnified party may recover contribution from each such Warrantholder and owner of Warrant Stock in an amount which when added to such contribution as the indemnified party had theretofore received or concurrently receives from other holders of Warrant Stock will reimburse the indemnified party for all of such losses, claims, damages or liabilities and such legal or other expenses, and provided further that if the full amount of the contribution specified in this
Section 4.2 is not permitted by law, then the indemnified party shall be entitled to contribution from such Warrantholder and owner of Warrant Stock to the full extent permitted by law.

          By exercise of the rights represented by this Certificate, the Warrantholder consents to and agrees to be bound by the provisions of this
Section 4.2.

               4.3 NOTICE OF INDEMNIFICATION. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 4.

               4.4 ASSUMPTION OF THE DEFENSE. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it desires to do so, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          5.   ADJUSTMENTS:  PURCHASE PRICE.

          The number of shares of Common Stock for which the Warrants are exercisable shall be subject to adjustments as follows:

          (a) If the Company shall be recapitalized through the SUBDIVISION OF ITS OUTSTANDING SHARES OF COMMON STOCK, into a greater number of shares thereof, or if a dividend in Common Stock shall be paid in respect of its Common Stock, THE PURCHASE PRICE IN EFFECT IMMEDIATELY PRIOR TO SUCH SUBDIVISION, or at the record date for determining the holders entitled to receive such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend BE PROPORTIONATELY REDUCED. If the Company shall be recapitalized through the combination of its outstanding share of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination be proportionately increased. WHEN ANY ADJUSTMENT IS REQUIRED TO BE MADE IN THE PURCHASE PRICE, THE NUMBER OF SHARES OF COMMON STOCK PURCHASABLE UPON THE EXERCISE OF EACH WARRANT SHALL BE CHANGED TO THE NUMBER DETERMINED BY DIVIDING (i) AN AMOUNT EQUAL TO THE NUMBER OF SHARES ISSUABLE PURSUANT TO THE EXERCISE OF EACH WARRANT IMMEDIATELY PRIOR TO SUCH ADJUSTMENT MULTIPLIED BY THE PURCHASE PRICE IN EFFECT IMMEDIATELY PRIOR TO SUCH ADJUSTMENT, BY (ii) THE PURCHASE PRICE IN EFFECT IMMEDIATELY AFTER SUCH ADJUSTMENT.

               (b) In the event of any distribution (other than a cash dividend or a dividend payable in Common Stock) paid by the Company in respect or its Common Stock, or any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or a subdivision or combination as described in paragraph (a) above), or in the event of any consolidation or merger of the Company with or into another corporation, or any sale of all or substantially all of the assets of the Company then, as part of any such distribution, reorganization, reclassification, or sale of assets as the case may be, provision shall be made so that the owner of the Warrants shall have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property which the Warrantholder would have been entitled to receive if, immediately prior to any such distribution, reorganization, or sale of assets, as the case may be, the Warrantholder had held the number of shares of Common Stock which were then purchasable upon the exercise of the Warrants. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests of the owner of the Warrants such that the provisions set forth herein (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, to any shares of stock or other securities or property thereafter deliverable upon the exercise of any Warrant.

               (c) If the Company shall, at any time prior to the expiration of the Warrants and prior to the exercise thereof (and regardless of whether such event shall occur prior to the Commencement Date) dissolve, liquidate or wind up its affairs, the Warrantholder shall have the right, but not the obligation, to exercise the Warrants represented hereby, and upon such exercise to receive, in lieu of the shares of Common Stock which the Warrantholder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Warrantholder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock, had shares of Common Stock receivable upon the exercise of the Warrants represented hereby on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Purchase Price provided for by this Certificate, the Warrantholder may at the Warrantholder's option exercise the same without making payment of the Purchase Price, and in such case the Company shall, upon distribution to the Warrantholder, consider that the Purchase Price has been paid in full to it and in making settlement to the Warrantholder shall deduct from the amount payable to the Warrantholder an amount equal to the Purchase Price.

               (d) When any adjustment is required to be made in the Purchase Price, the Company shall forthwith determine the new Purchase Price and (i) prepare and retain on file a statement describing in reasonable detail the method used in determining the new Purchase Price; and (ii) cause a copy of such statement to be mailed to the Warrantholder(s) and owners of the Warrant Stock within ten days after the date upon which the circumstance giving rise to the adjustment shall have occurred. Irrespective of any adjustment in the Purchase Price or the number or kind of shares purchasable upon the exercise of the Warrants, this Certificate and any other Certificate hereafter issued may continue to express the Purchase Price and the number and kind of shares purchasable upon the exercise of each Warrant in the same terms as they were expressed in the initially issued Certificates.

               (e) The Company shall not be required upon the exercise of any of the Warrants to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the mean between the low bid and high asked prices on the over-the-counter market as reported by the National Association of Securities Dealers

          Automated Quotations System or the closing market price on a national securities exchange of Common Stock on the trading day immediately prior to exercise, whichever is applicable, or if neither is applicable, then on the basis of the market value of any such fractional interest as shall be reasonably determined by the Company.

          6.   TRANSFER, EXCHANGE OR LOSS OF WARRANT.

               6.1  TRANSFERABILITY.

               (a) This Certificate and the Warrants represented hereby shall only be transferable in accordance with this Section 6.

               (b) Any attempted transfer of this Certificate is void unless, such proposed transferee of the Warrantholder or of a transferee of the Warrantholder agrees in writing to be bound by the transfer restrictions and indemnification provisions contained in this Certificate.

               (c) In addition to any other restrictions on transfer of this Certificate and for so long as the Company is an S Corporation, the Warrantholder or any transferee of the Warrantholder may only transfer this Certificate (i) in compliance with federal law, state law and the rules promulgated by the Internal Revenue Service ("IRS") so as to preserve the Company's eligibility as an S Corporation thereunder, and
          (ii) in accordance with the procedures set forth in clause (d) of this
          Section 6.

               (d) Except as otherwise provided in this Section 6, the Warrantholder will not sell, or transfer, or agree to sell or transfer title or rights to this Certificate or any portion of this Certificate unless: (i) the Company has been provided 45 days prior written notice specifying the name of the proposed acquiror of Warrants, the number of Warrants proposed to be sold or transferred and the terms and conditions of such sale or transfer; and (ii) the Company shall have been granted the right exercisable within such 45 day period, to buy or otherwise acquire on the terms and conditions set forth in such notice the Warrants proposed to be sold or transferred by the Warrantholder or any transferee of the Warrantholder. The foregoing provisions of this clause (d) shall not apply to any sale or transfer to an individual who is a current or former employee of the Warrantholder, provided that subsequent sales or transfers, or agreements to sell or transfer by such a transferee will be subject to satisfaction of this clause (d).

               6.2 COMBINATION OR DIVISION. This Warrant may be divided or combined, upon request to the Company by a Warrantholder, into a certificate or certificates evidencing the right to purchase the same aggregate number of shares of Warrant stock issuable hereunder.

               6.3 TRANSFERS. Any transfer permitted hereunder shall be made by surrender of this Certificate to the Company at its principal office duly endorsed or accompanied by an executed warrant power. In such event, the Company shall execute and deliver a new Certificate in the name of the transferee named in such instrument of assignment, the transferee shall agree in writing to be bound by the terms of such new Certificate and this Certificate shall promptly be canceled. The expenses, if any, of such transfers shall be borne by the Warrantholder.

               6.4 LOSS OF CERTIFICATE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification and upon surrender and cancellation of this Certificate, if mutilated, the Company will execute and deliver a new Certificate of like tenor and date and any such lost, stolen or destroyed Certificate shall thereupon become void.

          7.   RIGHTS OF WARRANTHOLDER.

          The Warrantholder shall not, by virtue of ownership of warrants, be entitled to the rights of a shareholder of the Company, but the Company agrees to provide the Warrantholder with the Company's unaudited six months fiscal profit and loss and balance sheet results and the Company's twelve month and/or year ending fiscal results including a balance sheet and profit and loss statement. The Warrantholder is entitled to communicate with the President of the Company regarding any reasonable questions that pertain to either said six month or twelve month fiscal results.

          8.   VALID ISSUANCE OF COMMON STOCK.

          All shares of Common Stock delivered upon the exercise of the Warrants shall be validly issued, fully paid and non-assessable. The Warrantholder will pay all taxes, if any, in respect of the issuance thereof upon exercise of the Warrants.

          9. REVIEW OF FINANCIAL INFORMATION. The Warrantholder hereby represents and warrants to the Company that it has inspected and reviewed the financial statements and related documents attached hereto as Exhibit A.

          10.  GOVERNING LAW.

          This Certificate is being delivered in the State of California. It shall be construed in accordance with the laws of that state applicable to contracts executed and to be performed wholly within that state.

          11.  NOTICE.

          Notices and other communications to be given to the Warrantholder shall be deemed to have been sufficiently given if delivered by hand or four days after mailing by registered or certified mail, postage prepaid, addressed to Sutro & Co. Incorporated, 555 South Flower Street, Suite 3400, Los Angeles, California 90017-2096, Attention:
Roger P. Kuppinger, Executive Vice President, or to such other address or addresses as the Warrantholder may from time to time provide in writing to the Company. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or four days after mailing by registered or certified mail, postage prepaid, to the Company at 1001 Monterey Pass Road, Monterey Park, California 91754, Attention: Joseph Angard, President, or at such other address as the Company shall have designated by written notice to the Warrantholder as herein provided.

          IN WITNESS WHEREOF, the Company has executed this Certificate as of September 25, 1991.


                                        OSP PUBLISHING, INC.


                                        By: /s/ Joseph Angard
                                           ----------------------------------
                                        Its: C.E.O.
                                            ---------------------------------



THE WARRANTHOLDER ACKNOWLEDGES
ITS AGREEMENT TO BE BOUND UNDER
SECTIONS 4.2, 6 AND 9 HEREOF.
EXECUTED ON SEPTEMBER   , 1991

SUTRO & CO. INCORPORATED


By:
   ---------------------------------
Its:
    --------------------------------

          The undersigned hereby irrevocably elects to exercise ___ Warrants represented by the within certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of:



- --------------------------------------------------------------------------------
                                     (Name)


- --------------------------------------------------------------------------------
                                    (Address)


- --------------------------------------------------------------------------------
                    (Employer or other identification number)


and, if different from above, be delivered to:



- --------------------------------------------------------------------------------
                                     (Name)


- --------------------------------------------------------------------------------
                                    (Address)


and, if the number of Warrants so exercised are not all Warrants evidenced by this certificate, that a new certificate for the balance of such Warrants be registered in the name of _________________________________, and delivered to, the undersigned at the address stated below.


Dated:                   , 19
      -------------------    ---


Name of Registered Owner:
                         -----------------------------------------------------
- ------------------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------
- ------------------------------------------------------------------------------


Signature:
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                                      -10-